Exhibit 25(b)



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                                     FORM T-1

                        SECURITIES AND EXCHANGE COMMISSION
  Washington, D.C.  20549

                             STATEMENT OF ELIGIBILITY
  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
  CORPORATION DESIGNATED TO ACT AS TRUSTEE

                       CHECK IF AN APPLICATION TO DETERMINE
  ELIGIBILITY OF A TRUSTEE PURSUANT TO
  SECTION 305(b)(2)           |__|


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                               THE BANK OF NEW YORK
  (Exact name of trustee as specified in its charter)


  New York                                       13-5160382
  (State of incorporation                     (I.R.S. employer
  if not a U.S. national bank)                identification no.)

  48 Wall Street, New York, N.Y.                10286
  (Address of principal executive offices)    (Zip code)



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                               LEHMAN BROTHERS INC.
  (Exact name of obligor as specified in its charter)


  Delaware                                       13-2518466
  (State or other jurisdiction of             (I.R.S. employer
  incorporation or organization)              identification no.)


  3 World Financial Center
  New York, New York                            10285
  (Address of principal executive offices)    (Zip code)

                              ______________________

                                  Debt Securities
  (Title of the indenture securities)


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  1.           General information.  Furnish the following information as to the
               Trustee:

               (a) Name and address of each examining or supervising authority to which it is subject.

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                       Name                                        Address
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  Superintendent of Banks of the State of            2 Rector Street, New York,
               New York                              N.Y.  10006, and
                                                     Albany, N.Y. 12203

  Federal Reserve Bank of New York                   33 Liberty Plaza, New York,
                                                     N.Y.  10045

  Federal Deposit Insurance Corporation              Washington, D.C. 20429

  New York Clearing House Association                New York, New York

               (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

  2.           Affiliations with Obligor.

               If the obligor is an affiliate of the trustee, describe each such affiliation.

               None.  (See Note on page 3.)

  16.          List of Exhibits.

               Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

               1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

               4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

               6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

               7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



                                       NOTE


               Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said Item is based on incomplete information.

               Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.






                                             -2-



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                                     SIGNATURE



               Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 5th day of May, 1995.


                                                  THE BANK OF NEW YORK



                                                  By:    /S/ WALTER N. GITLIN
                                                      ==========================
                                                      Name:  WALTER N. GITLIN
                                                      Title: VICE PRESIDENT



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                                                                   Exhibit 7



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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 1994, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                          Dollar Amounts
           ASSETS                                           in Thousands
           Cash and balances due from depository
               institutions:
            Noninterest-bearing balances and
               currency and coin ..................          $ 2,715,471
           Interest-bearing balances ..............              853,709
           Securities:
               Held-to-maturity securities ........            1,346,480
               Available-for-sale securities ......            1,564,425
           Federal funds sold in domestic
               offices of the bank ................            5,557,770
           Loans and lease financing
               receivables:
               Loans and leases, net of unearned
                 income .................24,091,702
               LESS: Allowance for loan and
                 lease losses ..............581,958
               LESS: Allocated transfer risk
                 reserve ....................31,502
               Loans and leases, net of unearned
                 income, allowance, and reserve               23,478,242
           Assets held in trading accounts ........              746,396
           Premises and fixed assets (including
               capitalized leases) ................              624,567
           Other real estate owned ................               46,570
           Investments in unconsolidated
               subsidiaries and associated
               companies ..........................              181,905
           Customers' liability to this bank on
               acceptances outstanding ............              794,339
           Intangible assets ......................               77,527
           Other assets ...........................            1,300,004
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           Total assets ...........................          $39,287,405
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           LIABILITIES
           Deposits:
               In domestic offices ................          $18,681,498
               Noninterest-bearing .......7,230,562
               Interest-bearing .........11,450,936
               In foreign offices, Edge and
                 Agreement subsidiaries, and IBFs..           10,611,477
               Noninterest-bearing ..........69,012
               Interest-bearing .........10,542,465
























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           Federal funds purchased and securities
               sold under agreements to repurchase
               in domestic offices of the bank and
               of its Edge and Agreement subsidiaries,
               and in IBFs:
               Federal funds purchased ............           1,033,228
               Securities sold under agreements
                 to repurchase ....................              31,875
           Demand notes issued to the U.S.
               Treasury ...........................             141,663
           Trading liabilities ....................             562,071
           Other borrowed money:
               With original maturity of one
               year or less .......................           1,576,410
             With original maturity of more than
               one year ...........................             243,955
           Bank's liability on acceptances
               executed and outstanding ...........             796,534
           Subordinated notes and debentures ......           1,056,320
           Other liabilities ......................           1,490,732
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           Total liabilities ......................          36,225,763
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           EQUITY CAPITAL
           Common stock ...........................             942,284
           Surplus ................................             525,666
           Undivided profits and capital
               reserves ...........................           1,654,282
           Net unrealized holding gains
               (losses) on available-for-sale
               securities .........................         (   54,920)
           Cumulative foreign currency
               translation adjustments ............         (    5,670)
                                                            ===========
           Total equity capital ...................           3,061,642
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           Total liabilities and equity
               capital ............................        $39,287,405
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              I, Robert E. Keilman, Senior Vice President  and Comptroller of
           the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman

              We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                  _
              Thomas A. Renyi     _
              J. Carter Bacot     _     Directors
              Alan R. Griffith    _
                                  _


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